SMITH BARNEY APPRECIATION FUND INC.
	Supplement dated January 16, 1998 to
	Prospectus dated April 29, 1997

The following information supplements the information set forth in the Prospectus under "Investment Policies and Strategies":

Purchasing Put and Call Options on Securities

The Fund may purchase put options on securities owned by the Fund and on securities which the Fund may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Fund may purchase call options on a security it intends to purchase in the future to avoid the additional cost that would result from a substantial increase in the market price of the security. Prior to their expiration, put and call options may be sold in the closing sale transactions (sales by the Fund, prior to the exercise of options it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus related transaction costs.
 The Fund can invest up to 5% of its total assets in put and call options on securities.

Stock Index Options

The Fund may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide price movements affecting that portion of its assets invested in the country whose stocks are subject to the hedge. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indexes are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.
 Options on foreign stock indexes are similar to options on domestic stock exchanges. Like domestic stock index options, foreign stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. Unlike domestic stock index options, foreign stock index options carry risks associated with investing in foreign securities. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's stock investments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options will be subject to the availability of the Fund's investment adviser to predict correctly movements in the direction of the underlying index. The Fund can invest up to 5% of its total assets in put and call options on domestic and foreign stock indexes.


When the Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian, or with a foreign subcustodian with which the Fund will deposit cash or cash equivalents or a combination of both in the amount equal to the market value of the option, and will maintain the account while the option is open.


Futures Contracts and Related Options.

The Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency contacts and put and call options on these futures contracts with up to 5% of its total assets. These contracts will be entered into only upon the concurrence of SBMFM that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fine hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities the Fund intends to purchase.

The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option ( e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

The Fund may lose the expected benefit of these futures or options transactions and may incur losses of the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to SBMFM's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuations limits there can be no assurance the an offsetting transaction could be entered into at an advantageous price at a particular time. Consequently, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.



FD  01383


U:\legal\funds\appr\1998\secdocs\stk198.doc




Smith Barney
Appreciation Fund Inc.
388 Greenwich Street
New York, New York 10013
(800) 451-2010

Statement of Additional Information				April 29, 1997
						Amended as of January 16, 1998

This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Smith Barney Appreciation Fund Inc. (the "Fund") dated April 29, 1997, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained from any Smith Barney Financial Consultant, or by writing or calling the Fund at the address or telephone number set forth above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

For ease of reference, the same section headings are used in both the Prospectus and this Statement of Additional Information, except where shown below:

Management of the Fund	1
Investment Objective and Management Policies	6
Purchase of Shares	12
IRA and Other Prototype Retirement Plans	13
Redemption of Shares	14
Distributors	15
Valuation of Shares 	17
Exchange Privilege	18
Performance Data  	18
Taxes (See in the Prospectus "Dividends, Distributions and Taxes")	21
Additional Information 	23
Financial Statements 	23

MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are the following:
Name	Service
Smith Barney Inc.
	("Smith Barney")
PFS Distributors, Inc.
	("PFS Distributors") 	Distributors
Smith Barney Mutual Funds Management Inc.
	("SBMFM")	Investment Adviser and
Administrator
PNC Bank, National Association
	("PNC") 	Custodian
First Data Investor Services Group, Inc.,
	(the "Transfer Agent") 	Transfer Agent

These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this Statement of Additional
Information.


Directors and Executive Officers of the Fund

The names of the Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person'' of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Herbert Barg, Director (Age 73). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

*Alfred J. Bianchetti, Director (Age 74). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody, Director (Age 75).  Vice Chairman of the Board of
Restaurant Associates Corp. His address is HMK Associates, Three ADP Boulevard, Roseland, New Jersey 07068.

Dwight B. Crane, Director (Age 59). Professor, Graduate School of Business Administration, Harvard University; Business Consultant. His address is Graduate School of Business Administration, Harvard University, Boston, Massachusetts 02163.

Burt N. Dorsett, Director (Age 66). Managing Partner of Dorsett McCabe Management, Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a non-profit patent-clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.

Elliot S. Jaffe, Director (Age 70). Chairman of the Board and Chief Executive Officer of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.

Stephen E. Kaufman, Director (Age 64). Attorney. His address is 277 Park Avenue, New York, New York 10172.

Joseph J. McCann, Director (Age 66). Financial Consultant. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon, Chairman of the Board and Investment Officer (Age
63). Managing Director of Smith Barney and Chairman of Smith Barney Strategy Advisers Inc.; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers"), Vice Chairman of Shearson Asset Management. Mr. McLendon is Chairman of the Board and Investment Officer of 41 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Cornelius C. Rose, Jr., Director (Age 63). President, Cornelius C. Rose Associates, Inc., Financial Consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. His address is P.O. Box 355, Fair Oaks, Enfield, New Hampshire 03748.

Jessica M. Bibliowicz, President (Age 37). Executive Vice President of Smith Barney; prior to 1994, Director of Sales and Marketing for
Prudential Mutual Funds; prior to 1990, First Vice President, Asset Management Division of Shearson Lehman Brothers. Ms. Bibliowicz serves as President of 39 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.


Lewis E. Daidone, Senior Vice President and Treasurer (Age 38).
Managing Director of Smith Barney; Director and Senior Vice President of SBMFM. Mr. Daidone serves as Senior Vice President and Treasurer of 41 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Harry D. Cohen, Vice President and Investment Officer (Age 55).
President and Director of Smith Barney Investment Advisors, a division of SBMFM; Executive Vice President of Smith Barney; prior to July 1993, President of Asset Management Division of Shearson Lehman Brothers and Executive Vice President of Shearson Lehman Brothers. Mr. Cohen also serves as Vice President and Investment Officer of 1 other of the Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 46). Managing Director of Smith Barney; General Counsel and Secretary of SBMFM. Ms. Sydor serves as Secretary of 41 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

Each Director also serves as a director, trustee and/or general partner of certain other mutual funds for which Smith Barney serves as distributor. As of April 11, 1997, the Directors and officers of the Fund, as a group, owned less than 1.00% of the outstanding common stock of the Fund. As of April 11, 1997, to the knowledge of the Fund and the Board of Directors, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund with the exception of the following:


Shareholder
Class
Percent Ownership





Citibank NA Cust. Smith
Barney
Shearson 401K Savings Plan
Smith Barney Account
111 Wall Street
New York, New York 10043
Class Z
99.92%

Smith Barney Concert
Allocation Series Inc.
Growth Portfolio
PNC Bank NA
200 Stevens Drive
Lester, PA 19113-1522
Class Y
48.59%

Smith Barney Concert
Allocation Series Inc.
High Growth Portfolio
PNC Bank NA
200 Stevens Drive
Lester, PA 19113-1522
Class Y
37.18%

Smith Barney Concert
Allocation Series Inc.
Balanced Portfolio
PNC Bank NA
200 Stevens Drive
Lester, PA 19113-1522
Class Y
14.08%



No officer, director or employee of Smith Barney or any parent or subsidiary receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $3,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they receive $l,500 per annum plus $250 per in-person meeting and $50 per telephonic meeting. All Directors are reimbursed for travel and out-of-pocket expenses incurred in attending such meetings.

For the calendar year ended December 31, 1996, the Directors of the Fund were paid the following compensation.


Pension or

Aggregate
Compensation


Retirement
Aggregate
Compensation
from the Smith
Barney

Director (*)
Benefits
Accrued as
part of Fund
Expenses
from the Fund
Mutual Funds






Herbert Barg
(16)
$0
$5,700
$105,175

Alfred
Bianchetti
(11)
  0
5,600
  51,500

Martin Brody
(19)
  0
5,600
124,285

Dwight B.
Crane (22)
  0
 5,600
140,675

Burt N.
Dorsett (11)+
  0
 5,200
  47,400

Elliot S.
Jaffe (11)
  0
 5,700
  51,100

Stephen E.
Kaufman (13)
  0
5,700
   92,335

Joseph J.
McCann (11)
  0
5,700
52,700

Heath B.
McLendon
(41)++
  0
0
0

Cornelius C.
Rose (11)
  0
5,700
51,400






* Indicates number of funds within the Smith Barney Mutual Fund complex for which each Director serves as Director/Trustee.
+ Pursuant to Fund's deferred compensation plan, the indicated Director had elected to defer the following payment of some or all of their compensation: Burt N. Dorsett - $5,200. As of January 1, 1997, Mr. Dorsett has elected not to defer his future compensation.
++ Designates an "interested director".

Investment Adviser and Administrator -SBMFM

SBMFM serves as investment adviser to the Fund pursuant to a written agreement (the "Advisory Agreement"), which was first approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund or Smith Barney (the "Independent Directors"), on April 1, 1993 and by shareholders on June 1, 1993. The services provided by SBMFM under the Advisory Agreement are described in the Prospectus under "Management of the Fund." SBMFM pays the salary of any officer and employee who is employed by both it and the Fund. SBMFM bears all expenses in connection with the performance of its services. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Travelers Group Inc. ("Travelers").

As compensation for SBMFM's investment advisory services rendered to the Fund, the Fund pays a fee computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.55%, up to $250 million; 0.513% of the next $250 million; 0.476% of the next $500 million; 0.439% of the next $1 billion, 0.402% of the next $l billion; and 0.365% of the net assets in excess of $3 billion. For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid $14,352,911, $12,764,132, and $l2,564,785, respectively, in investment advisory fees.

SBMFM also serves as administrator to the Fund pursuant to a written agreement dated April 10, 1994 (the "Administration Agreement"), which was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors of the Fund or Smith Barney, on July 19, 1995. The services provided by SBMFM under the Administration Agreement are described in the Prospectus under "Management of the Fund." SBMFM pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

As compensation for administrative services rendered to the Fund, SBMFM receives a fee computed daily and paid monthly at the following annual rates: 0.20%, of the value of the Fund's average daily net assets up to $250 million; 0.187% of the next $250 million; 0.174% of the next $500 million; 0.161% of the next $1 billion; 0.148% of the next $1 billion and 0.135% of the net assets in excess of $3 billion. For the fiscal years ended December 31, 1996 and 1995, the Fund paid $5,262,374 and $4,675,818 in administration fees. For the fiscal period from April 20, 1994 through December 31, 1994, the Fund paid $3,228,079 in administration fees. Prior to April 20, 1994, The Boston Company Advisors, Inc. ("The Boston Company") served as the Fund's administrator. For the fiscal period from January 1, l994 through April 19, 1994, the Fund paid $1,374,456 to The Boston Company in administration fees.

The Fund bears expenses incurred in its operation including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Smith Barney or SBMFM; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

SBMFM and the Fund have agreed that it in any fiscal year the aggregate expenses of the Fund (including fees paid pursuant to the Advisory and Administration Agreements, but excluding interest, taxes, brokerage, fees paid pursuant to the Fund's services and distribution plan, and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, SBMFM will, to the extent required by state law, reduce its management fees by such excess expense. Such a fee reduction, if any, will be reconciled on a monthly basis. The most restrictive state expense limitation applicable to the Fund would require SBMFM to reduce its fees in any year that such excess expenses exceed 2.50% of the first $30 million of average net assets, 2.00% of the next $70 million of average net assets and 1.50% of the remaining average assets. No fee reduction was necessary for the 1996,1995 or 1994 fiscal years.




Counsel and Auditors

Willkie Farr & Gallagher serves as counsel to the Fund. The Independent Directors of the Fund have selected Stroock & Stroock & Lavan to serve as their legal counsel.

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ending December 31, 1997.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Fund's investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to such investments, policies and strategies.

Money Market Instruments. As stated in the Prospectus, the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation the ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only it they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specialized levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required: (a) to pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) to maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBMFM will carefully evaluate such investments on a case-by-case basis. Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund. As a result, such savings and loan associations are subject to regulation and examination.

American, European and Continental Depositary Receipts. The Fund may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs, in bearer form, are designed for use in European securities markets.

Lending of Portfolio Securities. As stated in the Prospectus, the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value. The Fund may not lend its portfolio securities to Smith Barney or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the value of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in .connection with the loan; and ( f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBMFM to be of good standing and will not be made unless, in the judgment of SBMFM, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to: (a) the borrower; and/or (b) a third party, which is unaffiliated with the Fund or with Smith Barney and, which is acting as a "finder."

Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock Exchange.
Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Preferred Stock. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Futures Contracts and Related Options. Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by the Fund. For example, futures contracts for the sale of foreign currency might be entered into to protect against declines in the value of currencies in which portfolio securities are denominated; and put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by the Fund that is being hedged.

	On other occasions, the Fund may enter into contracts to purchase the underlying instrument. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.

	The Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and the Fund may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Fund.


Options on Securities.    The Fund may purchase put and call options on
securities owned by the Fund and on securities which the Fund may acquire in the future. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.

	An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Fund expect to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Fund initially paid for the original option plus the related transaction costs.

	Although the Fund generally will purchase only those options for which SBMFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered inadequate certain of the facilities of the Clearing Corporation and securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

	Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SBMFM and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.


Stock Index Options. 	The Fund may purchase and write put and call
options on domestic and foreign stock indexes for the purpose of hedging their portfolios. A stock index fluctuates with changes in the market values of the stocks included in the index. Stock index options may be based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's Daily Price Index of 500 Common Stocks ("S&P 500"). Indexes also may be based on an industry or market segment.

	Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple.
The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

	The effectiveness of purchasing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to SBMFM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

	The Fund will engage in stock index options transactions only when determined by SBMFM to be consistent with the Fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.

Investment Restrictions

The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions l through 8 below cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Fund's Board of Directors at any time. In accordance with these restrictions, the Fund will not:

1.	With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities of any one issuer, except securities issued or guaranteed by the United States government, or purchase more than 10% of the outstanding voting securities of such issuer.

2.	Issue senior securities as defined in the 1940 Act and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis;
(b) purchasing or selling futures contracts and options on futures contracts and other similar instruments; and (c) issuing separate classes of shares.

3.	Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.	Borrow in excess of 33 1/3% of the total value of its assets
(including the amount borrowed) less its liabilities (not including such borrowings). See the discussion of "Certain Investment
Activities" later in this Statement of Additional Information.

5.	Make loans.  This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and
(c) loans of its portfolio securities.

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; or (c) trading in futures contracts and options on futures contracts.

8.	Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

9.	Pledge, hypothecate, mortgage or otherwise encumber its assets in an amount in excess of 5% of its assets to secure borrowings for investment purposes or otherwise.

10.	Invest more than 5% of the value of its net assets in warrants, included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock
Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

11.	Invest in mineral-type programs or leases.

12.	Purchase or otherwise acquire any security if, as a result, more than l5% of its net assets would be invested in securities that are illiquid.

13.	Purchase or retain the securities of any issuer if those officers and Directors of the Fund or SBMFM owning individually more than 1/2 of l% of the securities of such issuer, together own more than 5% of the securities of such issuer.

14.	Purchase the securities of any other open-end investment company, except through a purchase on the open market involving no commission or profit to a sponsor or dealer (other than the customary stock exchange or over-the-counter brokerage commission) and except as part of a merger, consolidation or acquisition of assets.

15.	Invest for the purpose of exercising control of management.

16.	Purchase securities of any company with a record of less than three years' continuous operation if such purchase would cause its investments in such companies to exceed 5% of the value of its total assets. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)



If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Certain of these restrictions were adopted as the result of undertakings to state securities commissions and must be complied with only as long as the Fund's shares are registered in the particular state. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above such as those regarding oil and mineral leases and real estate limited partnerships.



Certain Investment Activities

While the Fund is authorized to borrow money from banks for purposes of investment (leveraging) and to invest in securities of foreign issuers, it has no current intention of engaging in these investment activities and will do so only when the Fund's Board of Directors determines that either or both of these activities are in the best interests of shareholders.

Portfolio Turnover

The Fund generally does not engage in short-term trading but intends to purchase securities for long-term capital appreciation. While the Fund's portfolio turnover rate has in the past exceeded 100%, the Fund's annual portfolio turnover rate is not expected to exceed 100%. A portfolio turnover rate of 100% would occur if all of the securities in the Fund's portfolio were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. For the fiscal years ended December 31, 1996 and 1995, the Fund's portfolio turnover rate was 62% and 57%, respectively.

Future portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the Fund's shares as well as by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover rates will largely depend on the level of purchases and redemptions of Fund shares. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent that the Fund realizes short-term gains as the result of more portfolio transactions, such gains would be taxable to shareholders at ordinary income tax rates.

Portfolio Transactions

Decisions to buy and sell securities for the Fund are made by SBMFM, subject to the overall supervision and review of the Fund's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of SBMFM.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid total brokerage commissions of $4,357,932, $3,736,847 and $3,433,551, respectively.

In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. SBMFM, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. SBMFM receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which SBMFM exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. SBMFM's fee under the Advisory Agreement is not reduced by reason of its receiving such brokerage and research services. The Fund's Board of Directors, in its discretion, may authorize SBMFM to cause the Fund to pay a broker that provides brokerage and research services to SBMFM a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

In accordance with Section 17(e) of the 1940 Act and Rule 17(e) thereunder, the Fund's Board of Directors has determined that any portfolio transaction for the Fund may be executed through Smith Barney or an affiliate of Smith Barney if, in SBMFM's judgment, the use of Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Smith Barney or the affiliate charges the Fund a commission rate consistent with those charged by Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the SEC, Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized Smith Barney to effect such transactions; and (b) Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions. For the fiscal year ended December 31, 1996, the Fund paid $685,248 in brokerage commissions to Smith Barney, or 15.7% of the total brokerage commissions paid. Smith Barney secured 13.2% of the aggregate dollar amount of transactions involving commissions during the 1996 fiscal year. For the 1996, 1995 and 1994 fiscal years, the Fund paid $685,248, $637,506 and $487,203, respectively, in brokerage commissions to Smith Barney and/or Shearson Lehman Brothers, the Fund's distributor prior to Smith Barney.

Even though investment decisions for the Fund are made independently from those of the other accounts managed by SBMFM, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by SBMFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBMFM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501 (c)(3) or (13) of the Code; and (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class Y and Class Z share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class C share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B and Class C shares, and of Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the Fund's financial statements incorporated by reference in their entirety into this Statement of Additional Information.


IRA AND OTHER PROTOTYPE RETIREMENT PLANS

	Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Fund or Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

	The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

	If you or your spouse is an active participant in an employer-sponsored retirement plan, a deduction for contributions to an IRA might still be allowed in full or in part, depending on your combined adjusted gross income. For married couples filing jointly, a full deduction for contributions to an IRA will be allowed where the couples' adjusted gross income is below $40,001 ($25,001 for an unmarried individual); a partial deduction will be allowed when adjusted gross income is between $40,001 - $50,000 ($25,001-$35,000 for an unmarried individual); and no deduction when adjusted gross income is $50,000 ($35,000 for an unmarried individual).

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

	An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $24,000) of each participant's compensation. Compensation is capped at $160,000 for 1997.

Paired Defined Contribution Prototype

	Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Fund through the Smith Barney
Prototype Paired Defined Contribution Plan (the "Prototype").  The
Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).


REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency, as determined by the SEC, exists so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

Distributions in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commenced.) To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant.


DISTRIBUTORS

Smith Barney serves as the Fund's distributor on a best efforts basis pursuant to a written agreement (the "Distribution Agreement") which was most recently approved by the Fund's Board of Directors on July 17, 1996. For the fiscal years ended December 31, 1996, 1995 and 1994, Smith Barney and/or its predecessor, Shearson Lehman Brothers, received approximately $1.8 million, $1.7 million and $1.4 million respectively, in sales charges for the sale of Class A shares and did not reallow any portion thereof to dealers. For the fiscal years ended December 31, 1996, 1995 and 1994, Smith Barney or Shearson Lehman Brothers received approximately $1,512,000, $1,912,000 and $2,313,000, respectively, representing CDSC on redemptions of the Fund's Class B shares. For the fiscal years ended December 31, 1996, 1995, and 1994, Smith Barney received approximately $6,000, $4000 and $1, respectively, representing CDSC on redemptions of the Fund's Class C shares.

	PFS Distributors, located at 3100 Breckinridge Blvd., Building 200, Duluth, Georgia 30199-0062, also, serves as one of the Fund's distributors on a best efforts basis requiring PFS Distributors to take and pay for only such securities as may be sold to the public pursuant to a Distribution Agreement dated July 1, 1995. The only classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares.

When payment is made by the investor, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the Smith Barney money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Fund's Board of Directors has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

For the fiscal year ended December 31, 1996, Smith Barney and/or PFS Distributors incurred distribution expenses totaling approximately $15,711,344, consisting of approximately $732,273 for advertising, $108,000 for printing and mailing of Prospectuses, $5,771,362 for support services, $8,062,780 to Smith Barney Financial Consultants, and $698,000 in accruals for interest on the excess of Smith Barney expenses incurred in distribution of the Fund's shares over the sum of the distribution fees and CDSC received by Smith Barney and/or PFS Distributors from the Fund.

Distributions Arrangements

To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays Smith Barney a distribution fee with respect to the Class B and Class C shares primarily intended to compensate Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class C distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

The only Classes of shares being offered for sale through PFS Distributors are Class A shares and Class B shares. Pursuant to the Plan (described above), PFS Distributors is paid an annual service fee with respect to Class A and Class B shares of the Fund sold through PFS Distributors at the annual rate of 0.25% of the average daily net assets of the respective Class. PFS Distributors is also paid an annual distribution fee with respect to Class B shares at the annual rate of 0.75% of the average daily net assets attributable to that Class. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are paid to PFS Distributors, which in turn, pays PFS Investments Inc. ("PFS Investments") to pay its Investments Registered Representatives for servicing shareholder accounts and, in the case of Class B shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Investments Registered Representatives and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of PFS Investments associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

The payments to PFS Investments Registered Representatives for selling shares of a Class include a commission or fee paid by the investor or PFS at the time of sale and, with respect to Class A and Class B shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. PFS Investments Registered Representatives may receive different levels of compensation for selling different Classes of shares.

PFS Investments may be deemed to be an underwriter for purposes of the Securities Act of 1933. From time to time, PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives that sell shares of the Fund.




The following service and distribution fees were incurred during the periods indicated:


SERVICE FEES


Fiscal Year
Ended 12/31/96

Fiscal Year
Ended
12/31/95

Fiscal
Year
Ended
12/31/94

Fiscal Year
Ended
12/31/93
For Period
From 2/4/93
Through
12/31/93*

Class A    $5,002,144

$4,551,117
$3,818,714
$4,143,053
0

Class B      2,626,359

2,192,717
2,832,127
3,054,126
0

Class C
50,941

21,953
9,200
0
$1,600




DISTRIBUTION FEES


Fiscal Year
Ended 12/31/96

Fiscal Year
Ended
12/31/95

Fiscal
Year
Ended
12/31/94

Fiscal Year
Ended
12/31/93
For Period
From 2/4/93
Through
12/31/93*

Class B     $7,879,077

$6,578,149
$8,496,382
$9,162,378
0

Class C         152,823

65,858
27,602
0
$4,800


* The Fund commenced selling Class C shares on February 4, 1993.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Fund's Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the Fund at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Class. Pursuant to the Plan, Smith Barney and PFS Distributors will provide the Fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Fund's Board of Directors.


EXCHANGE PRIVILEGE

Except as noted below, shareholders of any Smith Barney Mutual Fund may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

	A.	Class A shares of any fund purchased with a sales charge may be exchanged for Class A shares of any of the other funds, and the sales charge differential, if any, will be applied. Class
A shares of any fund may be exchanged without a sales charge for shares of the funds that are offered without a sales charge. Class A shares of any fund purchased without a sales charge may be exchanged for shares sold with a sales charge, and the appropriate sales charge differential will be applied.

	B.	Class A shares of any fund acquired by a previous exchange of shares purchased with a sales charge may be exchanged for Class A shares of any of the other funds, and the sales charge differential, if any, will be applied.

	C.	Class B shares of any fund may be exchanged without a sales
charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

Dealers other than Smith Barney must notify the Transfer Agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph B above.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA

From time to time, the Fund may quote total return of a Class in advertisements or in reports and other communications to shareholders.
The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

				P(1 + T)n = ERV
	Where	P	=	a hypothetical initial payment of $1,000
		T	=	average annual total return
		n	=	number of years
		ERV	=	Ending Redeemable Value of a hypothetical $1,000
investment
				made at the beginning of a 1-, 5- or 10-year
period at the end
				of the 1-, 5- or 10-year period (or fractional
portion thereof),
				assuming reinvestment of all dividends and
distributions.

Class A's average annual total return was as follows for the periods indicated:

13.26% for the one-year period beginning on January 1, 1996 through December 31, 1996
10.80% per annum during the five-year period beginning on January 1, 1992 through December 31, 1996
12.77% per annum during the ten-year period beginning on January 1, 1987 through December 31, 1996

The average annual total return figures assume that the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's average annual total return for those same periods would have been 19.25%, 11.94% and 13.34%, respectively.

Class B's average annual total return was as follows for the periods indicated:

13.29% for the one-year period beginning on January 1, 1996 through December 31, 1996
12.77% for the period from inception (November 6, 1992) through December
31, 1996

The average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, Class B's average annual total return for those same periods would have been 28.29% and 12.93%, respectively.

Class C's (formerly Class D's) average annual total return was as follows for the periods indicated:

17.34% for the one-year period beginning on January 1, 1996 through December 31,1996
12.02% for the period from inception (February 4, 1993) through December
31,1996

The average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, Class C's average annual total return for those same periods would have been 18.34% and 12.02%, respectively.



Class Y's average annual total return was as follows for the period indicated:

17.65% for the period from inception (January 30, 1996) through December
31,1996

Class Y shares do not incur sales charges nor CDSCs.

Class Z's average annual total return was as follows for the periods indicated:

19.66% for the one-year period beginning on January 1, 1996 through December 31,1996
14.12% for the period from inception (November 6, 1992) through December
31, 1996

Class Z shares do not incur sales charges nor CDSCs.

Aggregate Total Return

"Aggregate total return" figures represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

ERV - P
  P

	Where:	P	=	a hypothetical initial payment of $10,000
		ERV	=	Ending Redeemable Value of a hypothetical $10,000
investment
				made at the beginning of a 1-, 5- or 10-year
period at the end
				of the 1-, 5- or 10-year period (or fractional
portion thereof),
				assuming reinvestment of all dividends and
distributions.

Class A's aggregate total return was as follows for the periods indicated:

13.26% for the one-year period beginning on January 1, 1996 through December 31, 1996
67.00% for the five-year period beginning on January 1, 1992 through December 31, 1996
232.54% for the ten-year period beginning on January 1, 1987 through December 31, 1996

These aggregate total return figures assume the maximum 5.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's aggregate total return for those same periods would have been 19.25%, 75.79% and 249.82%, respectively.

Class B's aggregate total return was as follows for the periods indicated:

13.29% for the one-year period beginning on January 1, 1996 through December 31, 1996
64.72% for the period from inception (November 6, 1992) through December
31, 1996.

These aggregate total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum applicable CDSC had not been deducted, Class B's aggregate total return for those same periods would have been 18.29% and 65.72%, respectively.

Class C's aggregate total return was as follows for the periods indicated:

17.34% for the one-year period beginning on January 1, 1996 through December 31, 1996
55.80% for the period from inception (February 4, 1993) through December
31, 1996

Class Y's average annual total return was as follows for the period indicated:

17.65% for the period from inception (January 30, 1996) through December
31,1996

Class Y shares do not incur sales charges nor CDSCs.

Class Z's average annual total return was as follows for the periods indicated:

19.66% for the one-year period beginning on January 1, 1996 through December 31,1996
73.09% for the period from inception (November 6, 1992) through December
31, 1996

Class Z shares do not incur sales charges nor CDSCs.

These aggregate total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, Class C's aggregate total return for those same periods would have been 18.34% and 55.80%, respectively.

Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio, operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

TAXES

The following is a summary of certain Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. To so qualify, the Fund must, among other things, derive less than 30% of its gross income in each taxable year from the sale or disposition of stocks, securities, and certain financial instruments held for less than three months. This requirement may limit the extent to which the Fund is able to sell stocks, securities or financial instruments held for less than three months. If the Fund (a) qualifies as a regulated investment company and (b) distributes to its shareholders at least 90% of its net investment income (including, for this purpose, its net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders.

Gains or losses on the sales of stock or securities by the Fund generally will be long-term capital gains or losses if the Fund has held the stock or securities for more than one year. Gains or losses on sales of stock or securities held for not more than one year generally will be short-term capital gains or losses.

Any net long-term capital gains realized by the Fund will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

The portion of the dividends received from the Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Fund holds dividend-paying stock for less than 46 days (91 for certain preferred stocks). The Fund's holding period will not include any period during which the Fund has reduced its risk of loss from holding the stock by purchasing an option to sell or entering into a short sale of substantially identical stock or securities convertible into the stock. The holding period for stock may also be reduced if the Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to shares that a corporate shareholder has held for at least 46 days within the meaning of the same holding period rules applicable to the Fund.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Fund's gross income as of the later of (a) the date that such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared but unpaid, dividends) or (b) the date that the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (that is exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, it will he added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Investors considering buying shares of the Fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails fully to report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% backup withholding tax with respect to
(a) any taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.


The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION

The Fund was incorporated on September 2, 1969 under the name The Shearson Appreciation Fund, Inc. On October 28, 1987, November 5, 1995, July 30, 1993 and October 14, 1994, the Fund changed its name to Shearson Lehman Appreciation Fund Inc., Shearson Lehman Brothers Appreciation Fund Inc., Smith Barney Shearson Appreciation Fund Inc. and Smith Barney Appreciation Fund Inc., respectively.

PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the Fund. Under its agreement with the Fund, PNC holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data Investor Services Group, Inc., located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended December 31, 1996 is incorporated herein by reference in its entirety.



	Smith Barney
	Appreciation
	Fund Inc.





Statement of



Additional Information



















April 29, 1997



Amended as of



January 16, 1998


















Smith Barney
Appreciation Fund Inc.
388 Greenwich Street
New York, New York 10013




21


g/funds/appr/1998/secdocs/sai0198.doc